UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2008

WASHINGTON MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1301 SECOND AVENUE

SEATTLE, WASHINGTON 98101

(Address of principal executive offices, including zip code)

(206) 461-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 30, 2008, Washington Mutual, Inc. (the “Company”) and WMI Investment Corp. (together with the Company, the “Debtors”) filed their initial monthly operating report with the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-12229 (MFW)). A copy of the initial monthly operating report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The initial monthly operating report contains “forward-looking statements” regarding the Debtors’ projected cash flows. The Debtors have prepared this information in response to applicable requirements of title 11 of the United States Code, the Federal Rules of Bankruptcy

Procedure and the Local Rules of Bankruptcy Procedure for the District of Delaware, and the Debtors expressly disclaim any intention or obligation to update or revise any forward-looking information contained in the initial monthly operating report.

The initial monthly operating report may be available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (ii) risks associated with third parties seeking and obtaining court approval to convert the case to a Chapter 7 case; and (iii) the potential adverse impact of the Chapter 11 case on the Company’s liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
EX-99.1	Initial Monthly Operating Report, filed with the United States Bankruptcy Court for the District of Delaware.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

By:	/s/ William Kosturos

William Kosturos

Executive Vice President, Secretary and Chief Restructuring Officer

Date: November 19, 2008